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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Z/COM Incorporated:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG LLP

Portland, Oregon
April 6, 2000